FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                                   AND WAIVER


                  This First Amendment to Credit Agreement and Waiver (this "Amendment") is entered into as of November 18, 1998 among SPEEDWAY MOTORSPORTS, INC., a Delaware corporation ("Speedway Motorsports"), SPEEDWAY FUNDING CORP., a Delaware corporation ("Speedway Funding" - each a "Borrower" and collectively the "Borrowers"), certain of Speedway Motorsports' Subsidiaries and related parties (individually a "Guarantor" and collectively the "Guarantors"), NATIONSBANK, N.A., as Agent, and the Lenders party to the Credit Agreement (as defined below). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

                  1. The Borrowers, the Guarantors, the Agent and the Lenders entered into that certain $175,000,000 Amended and Restated Credit Agreement dated as of August 4, 1997, (as amended, modified or supplemented from time to time, the "Credit Agreement").

                  2. The Borrowers have requested, and the Lenders have agreed, to (a) increase the amount of the credit facility from $175,000,000 to $270,000,000 to finance the acquisition of 100% of the assets of the Las Vegas Motor Speedway, Inc. (the "Las Vegas Assets") and (b) waive certain terms of the Credit Agreement, in each case on the terms, and subject to, the conditions set forth below.

                                    AGREEMENT

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  A. Amendments to Credit Agreement.

                     1. The definition of "Applicable Percentage" in Section 1.1 is amended to read as follows:

                     "Applicable Percentage" means (a) 1.125% for Eurodollar
                  Loans; (b) 0% for Base Rate Loans; (c) 1.125% for the Standby Letter of Credit Fee for purposes of Section 3.5(b); (d) 0.125% for the Trade Letter of Credit Fee for purposes of
                  Section 3.5(b); or (e) 0.25% for the Commitment Fee for purposes of Section 3.5(a).

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                     2. The definition of "Applicable Percentage Change Date" in
Section 1.1 is deleted in its entirety.

                     3. The definition of "Termination Date" in Section 1.1 is amended to read as follows: "Termination Date" means May 16, 1999.

                     4. Section 2.1(a)(ii) is amended by replacing the amount "ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($175,000,000)" with "TWO HUNDRED SEVENTY MILLION DOLLARS ($270,000,000)".

                     5. Section 8.1(g) is amended to read as follows:

                        "(g) Indebtedness incurred or assumed in any transaction permitted by Section 8.4 hereof provided (i) such Indebtedness when incurred or assumed shall not exceed the purchase price of the asset(s) financed; and (ii) no such incurred or assumed Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing."

                     6. Schedule 2.1(a) is deleted in its entirety and replaced with a new Schedule 2.1(a) attached hereto and incorporated herein by reference.

                     B. Waiver. Notwithstanding anything to the contrary contained in Section 8.4(c)(i) and with respect to the acquisition of the Las Vegas Assets only, the Lenders hereby waive the requirement that the aggregate Cash Consideration paid for an additional acquisition in any fiscal year shall not exceed 25% of the Consolidated Net Worth of Speedway Motorsports at the immediately preceding fiscal year end.


                     C. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of the following:


                         (i) copies of this Amendment executed by the Credit
                  Parties and the Lenders;

                         (ii) receipt and approval of (a) the purchase agreement
                  dated as of the day hereof between Speedway Motorsports, Inc. and Las Vegas Motor Speedway, Inc. for the purchase of the Las Vegas Assets (the "Purchase Agreement") and (b) the escrow agreement dated as of the date hereof by and among Speedway Motorsports, Inc., Las Vegas Motorsports, Inc., and the escrow agent named therein executed in connection with the Purchase Agreement;

                         (iii) certified copies of the resolutions of each
                  Credit Party approving and adopting this Amendment and authorizing the execution and delivery hereof;

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                         (iv) an opinion from counsel to the Credit Parties, in
                  form and substance satisfactory to the Agent, addressed to the Agent on behalf of the Lenders and dated as of the date hereof; and

                         (v) a fee letter satisfactory to the Agent.

                     D. Acknowledgment. The parties hereto agree that no later than November 23, 1998 NationsBridge, L.L.C.'s $50,000,000 Revolving Note will be converted to a $50,000,000 term note. The parties further agree to execute any additional documents or notes that may be required as a result of the conversion.


                  E. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders that (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents; (b) all of the provisions of the Credit Documents, except as amended hereby, are in full force and effect; (c) since September 30, 1998, no Material Adverse Effect has occurred in the business, financial or other conditions of the Borrowers; (d) each Borrower has the requisite corporate power and authority to execute, deliver and perform this Agreement and (e) each Borrower is duly authorized to, and has been authorized by all necessary corporate action, to execute, delivery and perform this Agreement.

                     F. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement.


                     G. Effect of Amendment. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Agreement are and shall remain in full force and effect and are incorporated herein by reference. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

                     H. Costs and Expenses. The Borrowers hereby agree to pay all costs and expenses (including without limitation the reasonable fees and expenses of counsel to the Agent) incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Agreement.


                     I. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


                     J. Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

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

                     K. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of North Carolina.



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






                  The parties below have executed this Amendment as of the day and year first above written.

BORROWERS:

                                    SPEEDWAY MOTORSPORTS, INC., a Delaware
                                    corporation


                                    By   /s/ O. Bruton Smith
                                         -------------------------------------
                                         Chairman and Chief Executive Officer



                                    SPEEDWAY FUNDING CORP., a Delaware
                                    corporation


                                    By   /s/ David F. Lindley
                                         -------------------------------------
                                         Title    Secretary

GUARANTORS:


                                    ATLANTA MOTOR SPEEDWAY, INC., a Georgia
                                    corporation


                                    By   /s/ O. Bruton Smith
                                         -------------------------------------
                                         Chairman and Chief Executive Officer


                                    CHARLOTTE MOTOR SPEEDWAY, INC., a North
                                    Carolina corporation

                                    By   /s/ O. Bruton Smith
                                         -------------------------------------
                                         Chairman and Chief Executive Officer


                              [SIGNATURES CONTINUE]

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




                                    TEXAS MOTOR
                                    SPEEDWAY, INC., a Texas corporation


                                    By   /s/ O. Bruton Smith
                                         -------------------------------------
                                         Chairman and Chief Executive Officer


                                    600 RACING, INC., a North
                                    Carolina corporation


                                    By   /s/ David Stetzer
                                         -------------------------------------
                                         President


                                    BRISTOL MOTOR SPEEDWAY, INC., a Tennessee corporation


                                    By   /s/ O. Bruton Smith
                                         -------------------------------------
                                         Chairman and Chief Executive Officer


                                    SPR ACQUISITION CORPORATION,
                                    a California corporation


                                    By   /s/ O. Bruton Smith
                                         -------------------------------------
                                         Chairman and Chief Executive Officer


                                     SONOMA FUNDING
                                     CORPORATION, a California corporation


                                    By   /s/ O. Bruton Smith
                                         -------------------------------------
                                         Chairman and Chief Executive Officer


                                    THE SPEEDWAY CLUB,
                                    INC., a North Carolina corporation

                                    By   /s/ O. Bruton Smith
                                         -------------------------------------
                                         Chairman and Chief Executive Officer

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


                                         SPEEDWAY
                                         CONSULTING & DESIGN, INC., a
                                                     North Carolina corporation


                                    By   /s/ O. Bruton Smith
                                         -------------------------------------
                                         Chairman and Chief Executive Officer


                                    INEX CORP., a North Carolina corporation


                                    By   /s/ John Moore
                                         -------------------------------------
                                         Chairman and Chief Executive Officer


LENDERS:


                                    NATIONSBANK, N.A.

                                    By   /s/ James Nash, Jr.
                                         -------------------------------------

                                    Title    SVP
                                         -------------------------------------

                                    NATIONSBRIDGE, L.L.C.

                                    By   /s/ Lynne Vetz
                                         -------------------------------------

                                    Title    SVP
                                         -------------------------------------

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

AGENT:

                                    NATIONSBANK, N.A.


                                    By   /s/ James Nash, Jr.
                                         -------------------------------------

                                    Title    SVP
                                         -------------------------------------


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